CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the President and Chief Executive Officer of SEI Institutional International Trust (the “Trust”), with respect to the Trust’s Form N-CSRS for the period ended March 31, 2015 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: June 5, 2015

/s/ Robert A. Nesher
Robert A. Nesher

CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Controller & CFO of SEI Institutional International Trust (the “Trust”), with respect to the Trust’s Form N-CSRS for the period ended March 31, 2015 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: June 5, 2015

/s/ Peter A. Rodriguez
Peter A. Rodriguez